EXHIBIT 99.1

Planet 13 Completes Acquisition of Next Green Wave Vertically Integrating in California

Las Vegas, Nevada – March 2, 2022 – Planet 13 Holdings Inc. (“Planet 13” or the “Company”) (CSE: PLTH) (OTCQX: PLNHF) and Next Green Wave Holdings Inc. (“Next Green Wave” or “NGW”) are pleased to announce the completion today of the previously announced arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia) (the “BCBCA”), pursuant to which Planet 13 acquired all of the issued and outstanding common shares of Next Green Wave. The Arrangement was overwhelmingly approved by NGW shareholders in accordance with the requirements of the BCBCA at a special meeting of NGW shareholders held on February 25, 2022 (the “NGW Meeting”), and was subsequently approved by the Supreme Court of British Columbia on March 1, 2022.

Key Transaction Highlights and Benefits

•	Increase vertical integration - cultivation and production will serve as the backbone of Planet 13’s operations in the California market.
•	Brand and product extension - enables Planet 13 to expand its popular brand portfolio into California.
•	Experienced management – adds an experienced management and cultivation team to run Planet 13’s California operations.
•	Platform for expansion – enables Planet 13 to continue to add retail in California to generate economies of scale.

“The closing of this transaction significantly improves our position in California. It empowers us to improve margins through vertical integration at our store, enter the wholesale market with our portfolio of award-winning products, and gives us an experienced management team and foundation to continue to expand in California,” said Larry Scheffler, Co-CEO of Planet 13. “I’d like to thank the team at Planet 13 and Next Green Wave for their hard work getting this transaction closed and the start they’ve made on integration. We’ve been incredibly impressed with the quality of cultivation and look forward to continued expansion.”

Transaction Details

Pursuant to the terms of the Arrangement, each NGW common share (“NGW Share”) has been exchanged for 0.1145 of one Planet 13 common share (“Planet 13 Share”) (the “Exchange Ratio”) and $0.0001 in cash. Registered NGW shareholders should follow the instructions in the NGW management information circular dated January 24, 2022 (the “NGW Circular”) in order to obtain the DRS statement(s) and/or certificate(s) representing their Planet 13 Shares and a cheque for the cash consideration due to them under the Arrangement. In completing the acquisition, Planet 13 has issued 21,361,002 Planet 13 Shares to former NGW shareholders. In addition, each NGW option has been exchanged for replacement Planet 13 options that entitle the holders to receive, upon exercise thereof, Planet 13 Shares based upon the Exchange Ratio.

It is expected that the NGW Shares will be delisted from the Canadian Securities Exchange (“CSE”) at the close of business on or about March 2, 2022 and NGW intends to submit an application to the applicable securities regulators to cease to be a reporting issuer and to terminate its public reporting obligations.

Pursuant to the letter of transmittal mailed to registered NGW shareholders as part of the materials in connection with the NGW Meeting, in order to receive the portion of the Planet 13 Shares to which they are entitled, registered NGW shareholders are required to deposit their share certificate(s) or DRS statements representing their NGW shares, together with a duly completed letter of transmittal, with Odyssey Trust Company, the depositary under the Arrangement. NGW shareholders whose NGW shares are registered in the name of a broker, dealer, bank, trust company or other nominee must contact their nominee to deposit their NGW shares.

Following completion of the Arrangement, Planet 13 has beneficial ownership and control over 100% of the issued and outstanding NGW Shares. An early warning report will be filed by Planet 13 with applicable Canadian securities regulatory authorities. The early warning report may also be obtained by contacting Robert Groesbeck and/or Larry Scheffler at (702) 815-1313, or through an email request made to ir@planet13lasvegas.com.

The head office of Planet 13 is located at 2548 West Desert Inn Road, Las Vegas, Nevada 89109. The head office of NGW is located at Suite 300 – 1055 West Hastings Street, Vancouver, British Columbia V6E 2E9.

Former Next Green Wave shareholders who are not exempt from Canadian income tax may wish to make a joint tax election with Planet 13 in order to defer some or all of the tax that may result from this transaction. Such shareholders should consult pages 66 to 68 of the NGW Circular for more information regarding the timelines and procedure for making the election. NGW shareholders are urged to consult their own tax advisors as to the tax consequences of the Arrangement to them with respect to their particular circumstances.

About Planet 13

Planet 13 (www.planet13holdings.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations in Las Vegas and dispensary operations in Orange County, California. Planet 13 also holds a medical marijuana treatment center license in Florida and a 49% interest in Planet 13 Illinois which won a lottery for a Social-Equity Justice Involved dispensing license in the Chicago-region of Illinois. Planet 13’s mission is to build a recognizable global brand known for world-class dispensary operations and a creator of innovative cannabis products. Planet 13’s shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and OTCQX under the symbol PLNHF.

About Next Green Wave

Next Green Wave is an integrated premium seed-to-shelf craft cannabis producer offering products through its in-house brand portfolio and wholesale flower for other large cannabis manufacturers. NGW owns and operates a 35,000 sq. ft. indoor facility in Coalinga, CA, which is home to its nursery, cultivation, distribution, and future packaging business.

Forward-Looking Statements

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of applicable Canadian securities legislation and United States Securities laws. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward looking statements include but are not limited to, information and statements relating to Planet 13’s future growth plans, increased vertical integration, expansion of brand and product portfolio into California, platform for expansion, the timing by which NGW shares will be de-listed from the CSE and the intention to apply to have NGW cease to be a reporting issuer and terminate its public reporting obligations.

Developing forward-looking information and forward-looking statements involves reliance on a number of assumptions and consideration of certain risks and uncertainties, some of which are specific to the Company and NGW and others that apply to the industry generally. Such assumptions include but are not limited to the ability of the combined entity to execute its business plan, the continued growth of the cannabis market in those U.S. states where the cultivation, distribution and use of medical or recreational cannabis is legal and in particular, in the State of California, that any changes in US federal or state laws will not adversely affect the businesses or operations of the parties and the ability of the Company to successfully integrate NGW into its operations.

The forward-looking information and forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information and statements. Such factors include, but are not limited to: the ability of the Company to realize the anticipated benefits of the Arrangement and the timing thereof; negative reactions from the investment community and the required payment of certain costs related to the Arrangement; potential undisclosed liabilities unidentified during the due diligence process; the interpretation of the Arrangement by tax authorities; a resurgence in cases of COVID-19; risks relating to cannabis being illegal under US federal law and risks of US federal enforcement actions related to cannabis activities; negative changes in the political environment or in the regulation of cannabis in the State of California; negative shifts in public opinion and perception of the cannabis industry and cannabis consumption; the inherent uncertainty of production and cost estimates and the potential for unexpected costs and expenses; crop failures; litigation; currency fluctuations; increasing competition; and loss of key management and/or employees.

Readers are cautioned that the foregoing list of factors is not exhaustive. The forward-looking information and forward-looking statements contained in this news release are made as of the date hereof. Except as required by applicable securities law, the Company undertakes no obligation to update publicly or otherwise revise any forward-looking information or forward-looking statements or the foregoing lists of factors affecting those statements, whether as a result of new information, future events or changed circumstances.

The Company is indirectly involved in the manufacture, possession, use, sale and distribution of cannabis in the recreational and medicinal cannabis marketplace in the United States through licensed subsidiary entities in states that have legalized marijuana operations, however, these activities are currently illegal under United States federal law. Additional information regarding this and other risks and uncertainties relating to the Company’s business, including COVID-19, are contained under the heading “Risk Factors” and elsewhere in the Company’s annual information form dated April 5, 2021 and Amendment No. 2 to Form 10 dated February 10, 2022, each as filed on its issuer profile on SEDAR at www.sedar.com and for NGW are contained in NGW’s Management’s Discussion and Analysis for the three and nine month period ended September 30, 2021 filed under NGW’s profile on SEDAR.

No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations

mark.kuindersma@loderockadvisors.com

Robert Groesbeck or Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com